UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

HOME INTERIORS & GIFTS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	333-62021	75-0981828
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1649 Frankford Road West Carrollton, Texas 75007-4605 (Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (972) 695-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definition Agreement

Effective December 6, 2004, Home Interiors & Gifts, Inc. (the “Company”) entered into an amendment (the “First Amendment”), to its senior credit facility with the several lenders from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, as administrative agent (the “Senior Credit Facility”) which among other things: (i) reset the consolidated leverage ratio applicable through the fiscal quarters ending December 31, 2005; (ii) reset the consolidated interest coverage ratio for the fiscal quarters ending December 31, 2004 through December 31, 2005; (iii) provided for an amendment fee of 0.25%, or $862,000, immediately payable to the lenders and (iv) established a pricing grid for initial term loans. The First Amendment also revised the covenants relating to capital expenditures, acquisitions, asset sales and leasebacks, and repurchases of Company stock to make them more restrictive. After giving effect to the First Amendment, the Company anticipates that it will be in compliance with the applicable covenants under its Senior Credit Facility as of its fiscal year ending December 31, 2004.

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In some cases, forward-looking statements are identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms or other comparable terminology. All of these forward-looking statements are based on estimates and assumptions made by management of the Company which, although believed to be reasonable, are inherently uncertain. Therefore, undue reliance should not be placed upon such statements. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of such statements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

10.1	First Amendment, dated December 6, 2004 to the Credit Agreement, dated March 31, 2004, among Home Interiors & Gifts, Inc., a Texas corporation, the several banks and other financial institutions from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME INTERIORS & GIFTS, INC.

Date: December 9, 2004	By:	/s/ Kenneth J. Cichocki

Kenneth J. Cichocki
Sr. Vice President of Finance
and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	First Amendment, dated December 6, 2004 to the Credit Agreement, dated March 31, 2004, among Home Interiors & Gifts, Inc., a Texas corporation, the several banks and other financial institutions from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders.